INTERFACE, INC.
2020 OMNIBUS STOCK INCENTIVE PLAN
As Amended and Restated Effective May 13, 2024
1)    Purpose. The purpose of the Interface, Inc. 2020 Omnibus Stock Incentive Plan (the “Plan”) is to attract and retain key employees, directors and independent contractors for Interface, Inc. (the “Company”) and its subsidiaries and to provide such persons with incentives and rewards for superior performance. The Plan was originally adopted effective April 1, 2020, and is hereby amended and restated effective May 13, 2024.
2)    Definitions. As used in this Plan, the following terms shall be defined as set forth below:
“Award” means any Performance Share or Performance Unit, Restricted Share, Restricted Share Unit, Stock Appreciation Right, or Stock Option.
“Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee that sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.
“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.
“Board” means the Board of Directors of the Company.
“Change in Control” means the earliest to occur of:
(i)    the acquisition by any “person,” entity, or “group” of “beneficial ownership” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and rules promulgated thereunder) of more than 30 percent of the outstanding capital stock entitled to vote for the election of directors (“Voting Stock”) of (A) the Company, or (B) any corporation which is the surviving or resulting corporation, or the transferee corporation, in a transaction described in clause (ii)(A) or (ii)(B) immediately below;
(ii)    the effective time of (A) a merger, consolidation or other business combination of the Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such merger or consolidation hold less than 51 percent of the Voting Stock of the surviving or resulting corporation, or (B) a transfer of all or substantially all of the property or assets of the Company other than to an entity of which the Company owns at least 51 percent of the Voting Stock, or (C) a plan of complete liquidation of the Company; and
(iii)    the election to the Board, without the recommendation or approval of the incumbent Board, of directors constituting a majority of the number of directors of the Company then in office.
To the extent that Awards subject to Section 409A of the Code are payable upon a Change in Control, an event shall not be considered a Change in Control unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the committee described in Section 4 of this Plan.
“Company” means Interface, Inc., a Georgia corporation, or any successor corporation.
“Effective Date” means May 13, 2024, the effective date of the Plan, as amended and restated herein, upon its approval by the Company’s shareholders.

“Employee” means any person, including an officer, employed by the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the purchase price payable upon the exercise of a Stock Option.
“Fair Market Value” means the fair market value of the Shares which, unless otherwise specified by the Committee with respect to any Award, shall be determined, for any valuation date, as the closing price of the Shares on Nasdaq (or, if the Shares are not traded on Nasdaq, such other national exchange on which the Shares are traded) on the immediately preceding trading date.
“Freestanding Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is not granted in tandem with a Stock Option or similar right.
“Grant Date” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.
“Incentive Stock Option” means any Stock Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
“Nonqualified Stock Option” means any Stock Option that is not intended to qualify as an Incentive Stock Option.
“Optionee” means the person so designated in an Award Agreement evidencing an outstanding Stock Option.
“Outside Director” means a member of the Board who is not an Employee.
“Participant” means an Employee or Outside Director, or any consultant, outside director of a Subsidiary or independent contractor performing bona fide services for the Company or a Subsidiary, who is selected by the Committee to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.
“Performance Objectives” means the objectives established pursuant to this Plan for Participants who have received Awards of Performance Shares or Performance Units or, when so determined by the Committee, Restricted Shares or Restricted Share Units. Performance Objectives may be described in terms of Company-wide objectives, or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Company in which the Participant is employed. The Performance Objectives shall be selected from among any or all of the following measures: (i) operating income; (ii) cash flow, (iii) reduction of off-quality and waste; (iv) return on equity; (v) earnings per share; (vi) total earnings; (vii) return on capital; (viii) return on assets; (ix) earnings before interest and taxes; (x) gross margin; (xi) economic value added; (xii) sales; (xiii) the Fair Market Value of the Shares; (xiv) improvement in fixed charge coverage ratio; (xv) debt reduction and/or cash accumulation; (xvi) dividends; (xvii) operating income margin; (xviii) operating income contribution margin; (xix) earnings before interest, taxes, depreciation and amortization; (xx) measurable financial criteria associated with credit facility, bond indenture or other covenants or (xxi) any other criteria selected by the Committee. The Award Agreement may provide that if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, an acquisition or divestiture, or other events or circumstances render the specified Performance Objectives unsuitable or unfair, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.
“Performance Period” means a period of time established under Section 9 of this Plan within which the Performance Objectives relating to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units are to be achieved.
“Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of this Plan.

“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9 of this Plan.
“Plan” means the Interface, Inc. 2020 Omnibus Stock Incentive Plan, as herein amended and restated effective May 13, 2024.
“Restricted Share Unit” means an award pursuant to Section 8 of this Plan of the right to receive Shares (or the equivalent value in cash, if the Committee so provides) in the future.
“Restricted Shares” means Shares granted under Section 7 of this Plan subject to a substantial risk of forfeiture.
“Rule 16b-3” means Rule 16b-3 under the Exchange Act.
“Shares” means shares of the common stock of the Company, $.10 par value per share, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.
“Spread” means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Exercise Price specified in the related Stock Option.
“Stock Appreciation Right” means a right granted under Section 6 of this Plan, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.
“Stock Option” means a right to purchase Shares granted under Section 5 of this Plan.
“Subsidiary” means either: (i) a corporation of which more than 50 percent of the outstanding shares or securities (representing the right to vote for the election of directors) are now or hereafter owned or controlled, directly or indirectly, by the Company, or (ii) a noncorporate entity which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but of which more than 50 percent of the ownership interests (representing the right generally to make decisions for such other entity) are now or hereafter owned or controlled, directly or indirectly, by the Company; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation (within the meaning of the Code) in which the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation and outstanding at the time of such grant.
“Tandem Stock Appreciation Right” means a Stock Appreciation Right that is granted pursuant to Section 6 of this Plan in tandem with a Stock Option or any similar right granted under any other plan of the Company.
3)    Shares Available Under this Plan.
a)    Subject to adjustment as provided in Section 11 of this Plan, the number of Shares that may be issued or transferred under this Plan on or after the Effective Date (“Available Shares”) shall not in the aggregate exceed the sum of (i) 3,200,000 Shares not previously authorized for issuance under any plan, plus (ii) the number of Shares remaining available for issuance under the Plan but not subject to outstanding Awards immediately prior to the Effective Date, plus (iii) the number of Shares remaining available for issuance pursuant to outstanding Awards under the Plan immediately prior to the Effective Date, including any Shares that become available in accordance with this Section 3 due to the forfeiture, termination or cancellation of such Awards. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.
b)    Any Shares that are forfeited and any Shares that are subject to an Award (or portion thereof) that expires or is canceled, forfeited or terminated shall be available for issuance under the Plan. For purposes of this Section 3, any Shares that are used by a Participant as full or partial payment to the Company of the Exercise Price of a Stock Option or to the satisfaction of tax withholding obligations under the Plan shall not be available for granting future Awards under the Plan. Upon the exercise of a Stock Appreciation Right that is settled in Shares, the number of Shares remaining available for issuance under the Plan shall be reduced by the full number of Shares subject to such Stock Appreciation Right (rather than the number of Shares delivered upon exercise). The number of Shares available for issuance under the Plan shall be reduced by any Shares that are repurchased by the Company with the proceeds from the exercise of a Stock Option. Any Shares subject to an Award that is paid in cash shall again be available for granting future Awards under the Plan. In no event shall the maximum number of Shares issued upon the exercise of Incentive Stock Options granted on or after Effective Date exceed 500,000, subject to adjustment as provided in Section 11.
c)    No Participant may receive Awards representing more than 500,000 Shares (subject to adjustment as provided in Section 11) in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 1,000,000.
d)    In no event shall the total compensation payable by the Company to any Outside Director for services performed as an Outside Director, including the grant date value of Awards under the Plan (determined under U.S. generally accepted accounting principles), cash retainers, and other compensation, exceed $750,000 per calendar year.
4)    Administration of this Plan.
a)    This Plan shall be administered by a committee appointed by the Board from among its members, provided that the Board may act as the Committee at any time it deems appropriate. To the extent required to comply with Rule 16b-3 (if the Board is not acting as the Committee), it is intended that each member of the Committee shall, at the time such member takes action with respect to an Award that is intended to qualify for the exemptions provided by Rule 16b-3, be a “non-employee director” within the meaning of Rule 16b-3. The Committee may delegate to any executive officer of the Company that is a member of the Board the authority to grant Awards to Participants who are not Outside Directors or executive officers of the Company, provided that the Committee shall have fixed the number of Shares subject to such grants.
b)    The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement, and any determination by the Committee pursuant to any provision of this Plan or any Award Agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.
5)    Stock Options. The Committee may from time to time authorize grants to Participants of Stock Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)    Each grant shall specify the number of Shares to which it pertains.
b)    Each grant shall specify an Exercise Price per Share, which shall be equal to or greater than the Fair Market Value (110 percent of Fair Market Value for any Incentive Stock Option granted to a 10-percent shareholder, within the meaning of Section 422 of the Code) on the Grant Date.
c)    The form of consideration to be paid in satisfaction of the Exercise Price and the manner of payment of such consideration may be (i) cash in the form of currency, check or other cash equivalent acceptable to the Company; (ii) nonforfeitable, unrestricted Shares which have a value at the time of exercise that is equal to the Exercise Price, (iii) any other legal consideration that the Committee may deem appropriate and may specify in a grant, including, without limitation, any form of consideration authorized under Section 5(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.
d)    On or after the Grant Date of any Stock Option other than an Incentive Stock Option, the Committee may determine that payment of the Exercise Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Exercise Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(d), the Shares received by the Optionee upon the exercise of the Stock Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.
e)    Each Stock Option grant shall specify the period of continuous employment or service of the Optionee with the Company or any Subsidiary (or, in the case of an Outside Director, service on the Board) that is necessary before the Stock Option or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control or other similar transaction or event.
f)    Stock Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing; provided, however, only Nonqualified Stock Options may be granted to Outside Directors or other non-Employee Participants. Each grant shall specify whether (or the extent to which) the Stock Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options.
g)    No Stock Option granted under this Plan may be exercised more than 10 years from the Grant Date.
h)    Each Stock Option grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan.
6)    Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee, expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)    Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares, or a combination thereof, and may either (i) grant to the Participant or reserve to the Committee the right to elect among those alternatives, or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.
b)    Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.
c)    Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable, and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.
d)    Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.
e)    Each grant shall be evidenced by an Award Agreement, which shall describe the subject Stock Appreciation Rights, identify any related Stock Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine, consistent with this Plan.
f)    Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Stock Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive, and (ii) by surrender of the related Stock Option (or such other right) for cancellation.
g)    No Stock Appreciation Right may be exercised more than ten years from the Grant Date.
h)    Regarding Freestanding Stock Appreciation Rights only:

(i)    Each grant shall specify for each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.
(ii)    Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised.
(iii)    Each grant shall specify the period or periods of continuous employment or service of the Participant with the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control or other similar transaction or event.
(iv)    No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.
7)    Restricted Shares. The Committee may authorize grants of Restricted Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)    Each grant shall, unless otherwise determined by the Committee, constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.
b)    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.
c)    Each grant shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant (or sale) may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control or other similar transaction or event.
d)    Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal rights of the Company, or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.
e)    Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.
f)    Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine. Dividends with respect to Restricted Shares that are subject to the attainment of Performance Objectives shall not be paid or distributed until such Performance Objectives have been attained and the Restricted Shares have vested.
g)    Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan. Unless otherwise directed by the Committee, any certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such certificated shares, shall be held in custody by the Company until all restrictions thereon lapse.
8)    Restricted Share Units. The Committee may authorize grants of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

a)    Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions as the Committee may specify.
b)    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.
c)    Each grant shall specify the time and manner of payment in respect of Restricted Share Units that have vested, and any grant may specify that any such amount may be paid by the Company in cash, Shares, or a combination thereof, and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives provided the Shares covered thereby shall be delivered to the Participant only upon vesting or at such later time as determined by the Committee on the Grant Date, subject to the requirements of Section 14, and any grant may provide for earlier payment in the event of a Change in Control or other similar transaction or event.
d)    Prior to the payment of the Restricted Share Units (and delivery of any underlying Shares), the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the underlying Shares and shall not have any right to vote such Shares, but the Committee may, on or after the Grant Date, authorize the payment of dividend equivalents on such Shares, in cash or additional Shares, and on a current, deferred or contingent basis. Dividend equivalents with respect to Restricted Share Units that are subject to the attainment of Performance Objectives shall not be paid or distributed until such Performance Objectives have been attained and the vested Award has been distributed to the Participant.
e)    Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.
f)    Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan.
9)    Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)    Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.
b)    The Performance Period with respect to each Performance Share or Performance Unit shall commence on the date specified by the Committee and may be subject to earlier termination in the event of a Change in Control or other similar transaction or event.
c)    Each grant shall specify the Performance Objectives that are to be achieved by the Participant.
d)    Each grant may specify for the established Performance Objectives a minimum acceptable level of achievement below which no payment will be made, and in such event shall set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum or full achievement of the established Performance Objectives.
e)    Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares, or a combination thereof, and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.
f)    Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares to be issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.
g)    Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon, in cash or additional Shares, provided that such dividend equivalent shall not be paid or distributed until the Performance Objectives applicable to the Performance Shares have been attained and the vested Award has been distributed to the Participant.
h)    The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.
i)    Each grant shall be evidenced by an Award Agreement, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine, consistent with this Plan.
10)    Transferability.
a)    Except as provided in Section 10(b) below, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and, during a Participant’s lifetime, Stock Options and Stock Appreciation Rights shall be exercisable only by the Participant or, in the event of the Participant’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.
b)    The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option) to a spouse or lineal descendant (a “Family Member”), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 10(b). All terms and conditions of the Award, including provisions relating to the termination of the Participant’s employment or service with the Company or a Subsidiary, and the effect thereof, shall continue to apply following a transfer made in accordance with this Section 10(b).
c)    Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Stock Options or Stock Appreciation Rights, upon the payment in respect of Restricted Share Units or upon achievement of the Performance Objectives specified for Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions upon transfer.
11)    Adjustments. In the event of any stock dividend, stock split, spinoff, rights offering, extraordinary cash dividend, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company constituting an “equity restructuring” within the meaning of FASB Accounting Standards Codification Topic 718, Compensation-Stock Options, the Committee shall make or provide for such adjustments in (i) the number of remaining Available Shares, (ii) the number of Shares covered by outstanding Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units and Performance Shares granted hereunder, (iii) exercise and base prices per share applicable to such Options and Stock Appreciation Rights, and (iv) kind of shares covered thereby (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. In the event of any merger, consolidation or any other corporate transaction or event having a similar effect, the Committee in its sole discretion may take any action described in the preceding sentence, and, moreover, it may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee shall also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.
12)    Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

13)    Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required or permitted to be withheld. In the absence of such prior arrangements, the Company shall withhold a portion of such benefit or delivery of Shares in payment of such taxes, except to the extent such withholding of Shares is prohibited by any covenants governing the Company’s debt as in effect from time to time.
14)    Certain Termination Events, Hardship and Approved Leaves of Absence. In the event of termination of employment by reason of death, disability, normal retirement, or early retirement with the consent or agreement of the Company, or a leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds (i) a Stock Option or Stock Appreciation Right that is not immediately and fully exercisable, (ii) any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, (iii) Restricted Share Units as to which the payment condition has not been satisfied, (iv)  any Performance Shares or Performance Units that have not been fully earned, or (v) any Shares that are subject to any transfer restriction pursuant to Section 10(c) of this Plan, the Committee may in its discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.
15)    Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.
16)    Amendments and Other Matters.
a)    This Plan may be amended from time to time by the Board or the Executive Committee of the Board, but no such amendment shall increase any of the amounts or limitations specified in Section 3 of this Plan, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the shareholders of the Company.
b)    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Stock Options or the Base Price of Stock Appreciation Rights or cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the original Stock Options or a Base Price that is less than the Base Price of the original Stock Appreciation Rights without shareholder approval. No other action that would constitute a “repricing” under the applicable Nasdaq requirements shall be taken without the further approval of the shareholders of the Company.
c)    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.
d)    To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Stock Option, provided, however, that such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.

e)    The Company does not make any representation to any Participant or other person as any tax consequences expected, but not realized, by any Participant or other person with respect to any Award granted under the Plan, and neither the Company, any Subsidiary, the Board nor the Committee shall have any liability to indemnify or hold harmless any Participant or other person for any additional tax, interest or penalties that the Participant or other person may incur as a result of the grant, vesting or settlement of an Award.
17)    Regulation and Other Approvals.
a)    The obligation of the Company to sell or deliver Shares with respect to Stock Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
b)    The Plan is intended to comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.
c)    Each Stock Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange (including Nasdaq) or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Stock Option or the issuance of Shares, no Stock Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained in a manner acceptable to the Committee.
d)    Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of a Stock Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act, or the rules and regulations promulgated thereunder. Any certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.
18)    Deferral. The Committee may permit a Participant to defer to another plan or program such Participant’s receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise, vesting or achievement of an Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferred arrangements shall be intended to comply with Code Section 409A; provided that the Company and its subsidiaries shall not be liable for any additional tax, interest or penalties that may be imposed on a Participant under Code Section 409A.
19)    Code Section 409A.
a)    It is intended that the Plan and all Award Agreements comply with or be exempt from the requirements of Code Section 409A and any related regulations or other guidance promulgated thereunder. Accordingly, the Plan and each Award Agreement shall be interpreted and administered to be in compliance with Code Section 409A, and if any provision of the Plan or any term or condition of any Award would otherwise conflict with this intent, the provision, term or condition will be interpreted or deemed amended so as to avoid this conflict. Any reservation of rights or any discretion reserved to the Committee or the Company regarding the timing of a payment of any Award subject to Code Section 409A will only be as broad as is permitted by Code Section 409A.
b)    Notwithstanding anything herein or in any Award Agreement to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided to a Participant who is a specified employee (within the meaning of Code Section 409A) during the six-month period immediately following the Participant’s separation from service (within the meaning of Code Section 409A) shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or the Participant’s death, if earlier). In addition, if the Participant is entitled to a series of installment payments, each amount to be paid to a Participant pursuant to the Plan or any Award Agreement shall be construed as a separately identified payment for purposes of Code Section 409A.
20)    Compensation Recovery. Notwithstanding anything in the Plan to the contrary, each Participant shall be subject to and bound by the Interface, Inc. Clawback Policy and any other compensation recovery or clawback policy adopted by the Company, as in effect from time to time, with respect to each Award and all Shares issued or payments made under any Award.
21)    Termination. No Award shall be granted after the tenth anniversary of the Effective Date, provided that all Awards granted prior to such date shall continue in effect thereafter subject to the terms thereof and of the Plan.